UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2001

                           CORSPAN INC.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


        DELAWARE                            13-4047693
        --------                           ------------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

Chadwick House
Birchwood Park
Warrington, Cheshire UK                  WA3 6AE
----------------------------------            -----
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number              +44 1925 846700
                                          --------------

Item 5.  Other Events and Regulation FD Disclosure

On October 12, 2001, the Board of Directors of the company unanimously voted to change the name of the company to Corspan Inc. The purpose of the name change is to alter the company's brand image to better reflect its business plan and operations which it is currently pursuing and to market the company's services using this name.

SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 22, 2001

CORSPAN, INC.
-----------------------
(Registrant)

/s/ Ian Warwick
-------------------
President